UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 17, 2015

VECTOR GROUP LTD.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-5759	65-0949535
(Commission File Number)	(I.R.S. Employer Identification No.)

4400 Biscayne Boulevard, Miami, Florida	33137
(Address of Principal Executive Offices)	(Zip Code)

(305) 579-8000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On March 17, 2015, Vector Group Ltd. (the "Company") filed a Form 8-K with an investor preservation. The previous Form 8-K is being amended to change the third sub-bullet of the second bullet on Page 9 to read, "There are presently another six cases under appeal, and the range of loss in these cases is $0 to $28.2 million."

Item 7.01. Regulation FD Disclosure.

Vector Group Ltd. has prepared materials for presentations to investors updated for the twelve month periods ended December 31, 2014 and 2013. The materials are furnished (not filed) as Exhibits 99.1, 99.2 and 99.3 to this Current Report on Form 8-K pursuant to Regulation FD.

Non-GAAP Financial Measures

Exhibits 99.1, 99.2 and 99.3 contain the Non-GAAP Financial Measures discussed below. The Pro-forma non-GAAP financial measures are presented assuming Vector Group Ltd.’s acquisition of the additional 20.59% interest in Douglas Elliman Realty LLC, and the related purchase accounting adjustments, occurred prior to beginning of each period presented.

Pro-forma Adjusted Revenues, Pro-forma Adjusted EBITDA, Pro-forma Capital Expenditures, Pro-forma Free Cash Flow, New Valley LLC Pro-forma Adjusted Revenues, New Valley LLC Pro-forma Adjusted EBITDA, Douglas Elliman Pro-forma Adjusted Revenues and Douglas Elliman Pro-forma Adjusted EBITDA are financial measures not prepared in accordance with generally accepted accounting principles (“GAAP”). Pro-forma Adjusted Revenues is defined as Revenues plus the additional revenues as a result of the consolidation of Douglas Elliman plus one-time purchase accounting adjustments to fair value for deferred revenues recorded in connection with the increase of the Company’s ownership of Douglas Elliman. EBITDA is defined as Net Income before Interest, Taxes, Depreciation and Amortization. Pro-forma Adjusted EBITDA is EBITDA, as defined above, and as adjusted for changes in fair value of derivatives embedded with convertible debt, equity gains (losses) on long-term investments, gains (losses) on sale of investment securities available for sale, equity income from non-consolidated real estate businesses, loss on extinguishment of debt, acceleration of interest expense related to debt conversion, stock-based compensation expense, litigation settlement and judgment expense, impact of the settlement of a dispute related to the Master Settlement Agreement (“MSA”), gains on acquisition of Douglas Elliman, changes to EBITDA as a result of the consolidation of Douglas Elliman and other charges.  Pro-Forma Capital Expenditures is defined as Capital Expenditures adjusted for Vector Group Ltd.’s acquisition of the additional 20.59% interest in Douglas Elliman Realty LLC and reduced by Vector’s non-controlling interest in Douglas Elliman Realty LLC.  Pro-forma Free Cash Flow is defined as Pro-forma Adjusted EBITDA reduced by Pro-forma Capital Expenditures.

New Valley LLC ("New Valley"), the real estate subsidiary of the Company, owns real estate and 70% of Douglas Elliman, the largest residential brokerage firm in the New York metropolitan area, as well as a minority stake in numerous real estate investments. New Valley LLC Pro-forma Adjusted Revenues and New Valley LLC Pro-forma Adjusted EBITDA are defined as the portion of Pro-forma Adjusted Revenues and Pro-forma Adjusted EBITDA that relate to New Valley. New Valley's Pro-forma Adjusted EBITDA does not include an allocation of expenses from the Corporate and Other segment of Vector Group Ltd.

The Company believes that Pro-forma Adjusted Revenues, Pro-forma Adjusted EBITDA, Pro-forma Capital Expenditures, Pro-forma Free Cash Flow, New Valley LLC Pro-forma Adjusted Revenues, New Valley LLC Pro-forma Adjusted EBITDA, Douglas Elliman Realty, LLC Pro-forma Adjusted Revenues and Douglas Elliman Realty, LLC Pro-forma Adjusted EBITDA are important measures that supplement discussions and analysis of its results of operations and enhances an understanding of its operating performance. The Company believes Pro-forma Adjusted Revenues, Pro-forma Adjusted EBITDA, Pro-forma Capital Expenditures, Pro-forma Free Cash Flow, New Valley LLC Pro-forma Adjusted Revenues, New Valley LLC Pro-forma Adjusted EBITDA, Douglas Elliman Realty, LLC Pro-forma Adjusted Revenues and Douglas Elliman Realty, LLC Pro-forma Adjusted EBITDA provide investors and analysts with a useful measure of operating results unaffected by differences in capital structures, capital investment cycles and ages of related assets among otherwise comparable companies. Management uses Pro-forma Adjusted Revenues, Pro-forma Adjusted EBITDA, Pro-forma Capital Expenditures, Pro-forma Free Cash Flow, New Valley LLC Pro-forma Adjusted Revenues, New Valley LLC Pro-forma Adjusted EBITDA, Douglas Elliman Realty, LLC Pro-forma Adjusted Revenues and Douglas Elliman Realty, LLC Pro-forma Adjusted EBITDA as measures to review and assess operating performance of the Company's business and management and investors should review both the overall performance (GAAP net income) and the operating performance (Pro-forma Adjusted Revenues, Pro-forma Adjusted EBITDA, Pro-forma Capital Expenditures, Pro-forma Free Cash Flow, New Valley LLC Pro-forma Adjusted Revenues, New Valley LLC Pro-forma Adjusted EBITDA, Douglas Elliman Realty, LLC Pro-forma Adjusted Revenues and Douglas Elliman Realty, LLC Pro-forma Adjusted EBITDA) of the Company's business. While management considers Pro-forma Adjusted Revenues, Pro-forma Adjusted EBITDA, Pro-forma Capital Expenditures, Pro-forma Free Cash Flow, New Valley LLC Pro-forma Adjusted Revenues, New Valley LLC Pro-forma Adjusted EBITDA, Douglas Elliman Realty, LLC Pro-forma Adjusted Revenues and Douglas Elliman Realty, LLC Pro-forma Adjusted EBITDA to be important, they should be considered in addition to, but not as substitutes for or superior to, other measures of financial performance prepared in accordance with GAAP, such as operating income, net income and cash flows from operations. In addition, Pro-forma Adjusted Revenues, Pro-forma Adjusted EBITDA, Pro-forma Capital Expenditures, Pro-forma Free Cash Flow, New Valley LLC Pro-forma Adjusted Revenues, New Valley LLC Pro-forma Adjusted EBITDA, Douglas Elliman Realty, LLC Pro-forma Adjusted Revenues and Douglas Elliman Realty, LLC Pro-forma Adjusted EBITDA are susceptible to varying calculations and the Company's measurement of Pro-forma Adjusted Revenues, Pro-forma Adjusted EBITDA, Pro-forma Capital Expenditures, Pro-forma Free Cash Flow, New Valley LLC Pro-forma Adjusted Revenues, New Valley LLC Pro-forma Adjusted EBITDA, Douglas Elliman Realty, LLC Pro-forma Adjusted Revenues and Douglas Elliman Realty, LLC Pro-forma Adjusted EBITDA may not be comparable to those of other companies

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which involve risk and uncertainties. The words "could", “believe,” “expect,” “estimate,” “may,” “will,” “could,” “plan,” or “continue” and similar expressions are intended to identify forward-looking statements. The Company’s actual results could differ significantly from the results discussed in such forward-looking statements. Factors that could cause or contribute to such differences in results and outcomes include, without limitation, those discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to (and expressly disclaims any obligation to) revise or update any forward-looking statement, whether as a result of new information, subsequent events, or otherwise (except as may be required by law), in order to reflect any event or circumstance which may arise after the date of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Exhibit
99.1	Investor presentation of Vector Group Ltd. dated March 2015 (furnished pursuant to Regulation FD).
99.2	Fact Sheet of Vector Group Ltd. dated March 16, 2015 (furnished pursuant to Regulation FD).
99.3	Fact Sheet of New Valley LLC dated March 16, 2015 (furnished pursuant to Regulation FD).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTOR GROUP LTD.

By:	/s/ J. Bryant Kirkland III
J. Bryant Kirkland III
Vice President, Treasurer and Chief Financial Officer
Date: March 17, 2015